UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2022
INVENTRUST PROPERTIES CORP.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3025 Highland Parkway
Downers Grove, Illinois 60515
(Address of Principal Executive Offices)
(855) 377-0510
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	IVT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 5, 2022, InvenTrust Properties Corp. (the “Company”) held its 2022 annual meeting of stockholders and held a stockholder vote on Proposals 1, 2 and 3 as described in the Company’s proxy statement.

The stockholders voted on Proposal 1, electing the eight nominees named below to serve as directors until the next annual meeting of stockholders or as otherwise provided in the Company’s governing documents. The final results of the election of directors were as follows:

Nominee	For	Withhold	Broker Non-Votes
Stuart Aitken	22,274,437	5,453,693	12,794,931
Amanda Black	26,757,225	970,905	12,794,931
Daniel J. Busch	27,214,018	514,112	12,794,931
Thomas F. Glavin	24,511,078	3,217,052	12,794,931
Scott A. Nelson	26,726,467	1,001,663	12,794,931
Paula J. Saban	26,709,838	1,018,292	12,794,931
Michael A. Stein	24,793,645	2,934,485	12,794,931
Julian E. Whitehurst	26,714,933	1,013,197	12,794,931

In addition to electing directors, the stockholders voted on and approved Proposal 2, to ratify the audit committee’s selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The final results for the approval of Proposal 2 were as follows:

For	Against	Abstain
39,907,101	281,195	334,765

Finally, the stockholders voted on Proposal 3, to approve an amendment of our charter permitting our bylaws (the “Bylaws”) to require stockholder approval for the amendment of certain provisions of our Bylaws relating to the Maryland Business Combination Act of the Maryland Control Share Acquisition Act. Proposal 3 did not receive a majority of the votes entitled to be cast, resulting in insufficient votes to be approved. The final results for Proposal 3 were as follows:

For	Against	Abstain	Broker Non-Votes
27,193,586	205,607	328,937	12,794,931

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVENTRUST PROPERTIES CORP.

Date: May 5, 2022	By:	/s/ Christy L. David
		Name:	Christy L. David
		Title:	Executive Vice President, Chief Operating Officer, General Counsel & Secretary